SEMI ANNUAL REPORT

                                  JUNE 30, 1998

                         MUTUAL FINANCIAL SERVICES FUND


[LOGO]
FRANKLIN(R) TEMPLETON(R)

PAGE


[PHOTO OF MICHAEL F. PRICE APPEARS HERE]

                           SPECIAL SHAREHOLDER UPDATE

Dear Shareholder:

As Mutual Series has grown, I have worked closely with a team of individuals who share my belief in the disciplined, value-oriented investment approach pioneered by Max Heine more than forty years ago. This process demands intense fundamental analysis - doing your homework, crunching the numbers, and truly striving to be an expert in the businesses in which you invest.

Today, we have a senior portfolio group that is among the best in the industry, and effective November 1, we plan to formalize their management roles. Peter Langerman will be Chief Executive Officer and Rob Friedman will be Chief Investment Officer, with overall responsibility for the funds' portfolio management. Their work will be supported by our senior team, which includes Jeff Altman, Ray Garea, David Marcus, Larry Sondike and David Winters - each of whom have made significant contributions to our success. While I will no longer be actively managing the funds' portfolios, I will continue as Chairman of the Boards of Directors that oversee the Mutual Series funds and Franklin Mutual Advisers, Inc.

More than anything, these new titles reflect the tremendous confidence I have in each of these individuals. Peter Langerman has been with Mutual Series since 1986, and has served as Chief Operating Officer since May 1997. Rob Friedman has been with our organization since 1988, and has done exceptional work in implementing our philosophy both domestically and abroad. He has also been instrumental to the success of Mutual Discovery Fund.

Both personally and professionally, I remain strongly committed to Mutual Series and will continue to be very much a part of this organization in the years ahead. My substantial personal investment in the funds should speak for itself.

We hope that you will share the confidence we have in the abilities of Peter, Rob and our senior management team to lead Mutual Series and continue our tradition of value investing.



Sincerely,


/s/ Michael F. Price
----------------------------
Michael F. Price

PAGE
                                    CONTENTS


Shareholder Letter ........................................      1

Performance Summaries
   Class Z ................................................      4
   Class I ................................................      6
   Class II ...............................................      7

Statement of Investments ..................................     11

Financial Statements ......................................     15

Notes to Financial
Statements ................................................     18


                               [PYRAMID GRAPHIC]


                               SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Objective: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities issued by companies in the financial services industry. The fund will normally have at least 65% of its invested assets in the securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, and insurance companies.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this semiannual report of Mutual Financial Services Fund, which covers the period ended June 30, 1998. During this time, the fund's Class Z shares produced a six-month 16.54% cumulative total return, as discussed in the Performance Summary on page 4. This outperformed the Keefe Bruyette & Woods' "KBW 50" Index, which increased 11.64% over the same period.* We also outperformed a universe of 20 well-established mutual funds that we monitor, which specialize in the financial services


*Source: Kefe Bruyette & Woods, Inc. Index is unmanaged and tracks the 50 largest U.S. banks' stocks. Price appreciation includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.

PAGE



sector. Their median total return was 12.63% for the period. A return of 16.16% or better represented performance in the top quarter of these funds.

Although the financial services sector performed relatively well during the first half of 1998, compared to broad U.S. market indices, the last two months of the period were especially difficult for companies in this field. In our December 31, 1997 annual report, we expressed our concern about acquisition prices and lofty stock prices of perceived takeover targets within the financial services industry. Shares of such companies were particularly hard hit in May and June, with many stocks falling 20% to 25% from their highs. Even though we had previously avoided this group, we found some stocks of reasonable value, and built positions in them toward the end of the reporting period.

The challenging environment for small-cap and medium-cap stocks was another notable occurrence during the reporting period. We found some interesting values in such equities, as the shares of numerous companies traded down to levels that we believed to be attractive. For example, we added to our position in Western Bancorp., the fund's largest holding at the end of the reporting period. Its shares rose 31.8% from January 23, 1998 (our date of purchase), through June 30, 1998, and we are optimistic about the firm's long-term growth potential. We also felt that some small-cap and medium-cap banks in New England represented good value, particularly as we expect further consolidation within this market.

During the six months under review, European financial companies strengthened considerably. As this occurred and their stock valuations became more stretched, we took profits and reduced our exposure in Europe from approximately 26% of total net assets on December 31, 1997, to 18.3% at the end of the reporting period.


TOTAL RETURN INDEX COMPARISON


[BAR GRAPH APPEARS HERE]

The bar graph compares the 6-moths performance of the Mutual Financial Services Fund to that of the KBW 50, based on total return from 12/31/97 to 6/30/98

Mutual Financial Services Fund(1)             16.54%
KBW 50 Index (2)                              11.64%


1. Represents the change in value of an investment during the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. The historical data shown above pertain only to Class Z shares of the fund. The fund offers other classes of shares, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PORTFOLIO BREAKDOWN


This chart shows in pie format the portfolio breakdown of the fund's securities on June 30, 1998, based on total net assets

[PIE CHART APPEARS HERE]

Equities                                         87.7%
Bonds                                             1.6%
Short-Term Investments & Other Net Assets        10.7%


2

PAGE


Like any true value investor, we continue to be intrigued by events in Japan. But, in our opinion, there are two critical factors that make it extremely risky to invest in Japanese financial institutions right now. First, such corporations lack disclosure and transparency regarding loan portfolios, making it virtually impossible to assess their asset quality. Second, given the size of their balance sheets, the negative consequences of an incorrect assessment would be large. However, we will continue to monitor the situation closely.

We appreciate your participation in Mutual Financial Services Fund and welcome your comments and suggestions.



Sincerely,

Franklin Mutual Advisers Senior Portfolio Management Team



TOP 10 HOLDINGS
6/30/98

COMPANY INDUSTRY, COUNTRY                                 % OF TOTAL NET ASSETS
Western Bancorp. Banking, U.S.                                    3.4%
First Chicago NBD Corp. Banking, U.S.                             3.0%
First Union Corp. Banking, U.S.                                   2.9%
Sampo Insurance Co. Ltd., A Insurance, Finland                    2.9%
United Asset Management Corp. Financial Services, U.S.            2.3%
Banca Nazionale del Lavoro SpA di Risp Banking, Italy             2.2%
Vermont Financial Services Corp. Banking, U.S.                    2.1%
Beneficial Corp. Financial Services, U.S.                         2.0%
Mercantile Bankshares Corp. Banking, U.S.                         2.0%
Firstar Corp. Financial Services, U.S.                            2.0%

--------------------------------------------------------------------------------
The discussion contained in this report reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, there are special risks involved with investing in a single industry, including increased sensitivity to economic, political, or regulatory developments, which can result in greater volatility than a fund that invests in many different industries. It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks, such as political uncertainty or fluctuations in foreign exchange rates in areas where investments are made. Notably, the fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings, or liquidations. The risks associated with this and other fund-specific investments are described in the prospectus.
--------------------------------------------------------------------------------

                                                                               3

PAGE


PERFORMANCE SUMMARY


CLASS Z

Mutual Financial Services Fund - Class Z produced a 16.54% cumulative total return for the six-month period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's Class Z share price increased $2.03, from $12.27 on December 31, 1997, to $14.30 on June 30, 1998. During the reporting period, Class Z shares paid no distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.



Past performance is not predictive of future results.


4

PAGE


CLASS Z
Periods ended 6/30/98

                                                                 SINCE
                                                               INCEPTION
                                                               (8/19/97)
------------------------------------------------------------------------
Aggregate Total Return(1)                                         44.42%
Value of $10,000 Investment(2)                                  $14,442


1. Aggregate total return represents the change in value of an investment over the indicated period. Since these shares have existed for less than one year, average annual total returns are not provided.

2. This figure represents the value of a hypothetical $10,000 investment in the fund over the indicated period.

All calculations assume reinvestment of dividends and capital gains at net asset value. Franklin Mutual Advisers has agreed in advance to waive all or a portion of its management fee and/or make certain payments to reduce the fund's expenses for the first 24 months of operation, after which Franklin Mutual Advisers may terminate this arrangement at any time.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


                                                                               5

PAGE


CLASS I


Mutual Financial Services Fund - Class I produced a 16.46% cumulative total return for the six-month period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The fund's Class I share price, as measured by net asset value, increased $2.02, from $12.27 on December 31, 1997, to $14.29 on June 30, 1998. During the reporting period, Class I shares paid no distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

CLASS I
Periods ended 6/30/98

                                                                 SINCE
                                                               INCEPTION
                                                               (8/19/97)
------------------------------------------------------------------------
Cumulative Total Return(1)                                       44.22%
Aggregate Total Return(2)                                        37.74%
Value of $10,000 Investment(3)                                 $13,774

1. Cumulative total return represents the change in value of an investment over the indicated period and does not include the sales charge.

2. Aggregate total return represents the change in value of an investment over the indicated period and includes the maximum 4.5% initial sales charge. Since these shares have existed for less than one year, average annual total returns are not provided.

3. This figure represents the value of a hypothetical $10,000 investment in the fund over the indicated period and includes the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Franklin Mutual Advisers has agreed in advance to waive all or a portion of its management fee and/or make certain payments to reduce the fund's expenses for the first 24 months of operation, after which Franklin Mutual Advisers may terminate this arrangement at any time.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


6

PAGE


Class II


Mutual Financial Services Fund - Class II produced a 16.07% cumulative total return for the six-month period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's Class II share price, as measured by net asset value, increased $1.97, from $12.26 on December 31, 1997, to $14.23 on June 30, 1998. During the
reporting period, Class II shares paid no distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

CLASS II
Periods ended 6/30/98

                                                                 SINCE
                                                               INCEPTION
                                                               (8/19/97)
-------------------------------------------------------------------------
Cumulative Total Return(1)                                        43.42%
Aggregate Total Return(2)                                         41.01%
Value of $10,000 Investment(3)                                  $14,101

1. Cumulative total return represents the change in value of an investment over the indicated period and does not include sales charges.

2. Aggregate total return represents the change in value of an investment over the indicated period and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment. Since these shares have existed for less than one year, average annual total returns are not provided.

3. This figure represents the value of a hypothetical $10,000 investment in the fund over the indicated period and includes sales charges.


All calculations assume reinvestment of dividends and capital gains at net asset value. Franklin Mutual Advisers has agreed in advance to waive all or a portion of its management fee and/or make certain payments to reduce the fund's expenses for the first 24 months of operation, after which Franklin Mutual Advisers may terminate this arrangement at any time.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                               7

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights

                                                                               CLASS Z
                                                                --------------------------------------
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1998         PERIOD ENDED
                                                                  (UNAUDITED)       DECEMBER 31, 1997+
                                                                --------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $12.27               $10.00
                                                                --------------------------------------
Income from investment operations:
 Net investment income......................................             .12                  .04
 Net realized and unrealized gains..........................            1.91                 2.35
                                                                --------------------------------------
Total from investment operations............................            2.03                 2.39
                                                                --------------------------------------
Less distributions from:
 Net investment income......................................              --                 (.03)
 Net realized gains.........................................              --                 (.09)
                                                                --------------------------------------
Total distributions.........................................              --                 (.12)
                                                                --------------------------------------
Net asset value, end of period..............................          $14.30               $12.27
                                                                =====================================
Total Return*...............................................          16.54%               23.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $257,226             $136,350
Ratios to average net assets:
 Expenses...................................................           1.00%**              1.00%**
 Expenses, excluding waiver and payments by affiliate.......           1.12%**              1.62%**
 Net investment income......................................           1.90%**              1.37%**
Portfolio turnover rate.....................................          61.09%               42.26%

*Total return is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.

 8

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                               CLASS I
                                                                --------------------------------------
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1998         PERIOD ENDED
                                                                 (UNAUDITED)++      DECEMBER 31, 1997+
                                                                --------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $12.27              $10.00
                                                                --------------------------------------
Income from investment operations:
 Net investment income......................................             .11                 .03
 Net realized and unrealized gains..........................            1.91                2.35
                                                                --------------------------------------
Total from investment operations............................            2.02                2.38
                                                                --------------------------------------
Less distributions from:
 Net investment income......................................              --                (.02)
 Net realized gains.........................................              --                (.09)
                                                                --------------------------------------
Total distributions.........................................              --                (.11)
                                                                --------------------------------------
Net asset value, end of period..............................          $14.29              $12.27
                                                                ======================================
Total Return*...............................................          16.46%              23.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $192,979             $78,249
Ratios to average net assets:
 Expenses...................................................           1.35%**             1.35%**
 Expenses, excluding waiver and payments by affiliate.......           1.48%**             1.97%**
 Net investment income......................................           1.58%**             1.02%**
Portfolio turnover rate.....................................          61.09%              42.26%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding.

                                                                               9

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                               CLASS II
                                                                --------------------------------------
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1998         PERIOD ENDED
                                                                 (UNAUDITED)++      DECEMBER 31, 1997+
                                                                --------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $12.26              $10.00
                                                                --------------------------------------
Income from investment operations:
 Net investment income......................................             .07                 .01
 Net realized and unrealized gains..........................            1.90                2.35
                                                                --------------------------------------
Total from investment operations............................            1.97                2.36
                                                                --------------------------------------
Less distributions from:
 Net investment income......................................              --                (.01)
 Net realized gains.........................................              --                (.09)
                                                                --------------------------------------
Total distributions.........................................              --                (.10)
                                                                --------------------------------------
Net asset value, end of period..............................          $14.23              $12.26
                                                                ======================================
Total Return*...............................................          16.07%              23.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $132,288             $43,207
Ratios to average net assets:
 Expenses...................................................           2.00%**             2.00%**
 Expenses, excluding waiver and payments by affiliate.......           2.13%**             2.62%**
 Net investment income......................................            .94%**              .37%**
Portfolio turnover rate.....................................          61.09%              42.26%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding.


                       See Notes to Financial Statements.
 10

PAGE

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS 87.7%
BANKING 41.5%
Affiliated Community Bancorp Inc. ..........................  United States        209,900     $  7,635,113
*Annapolis National Bancorp Inc. ...........................  United States         32,163          325,650
Australia & New Zealand Banking Group Ltd. .................    Australia          555,000        3,828,629
Australia & New Zealand Banking Group Ltd., ADR.............    Australia           51,100        1,746,981
Banc One Corp. .............................................  United States         50,000        2,790,625
*Banca Nazionale del Lavoro SpA di Risp.....................      Italy            480,000       12,688,926
Banco Latinoamericano de Exportaciones SA, E................      Panama           167,500        5,150,625
Banque Cantonale Vaudoise...................................   Switzerland          13,700        5,599,947
BG Bank AS..................................................     Denmark           164,500       10,188,379
*Boston Private Financial Holdings Inc. ....................  United States        228,500        2,227,875
Chase Manhattan Corp. ......................................  United States        100,000        7,550,000
Cullen/Frost Bankers Inc. ..................................  United States        149,300        8,099,525
First Chicago NBD Corp. ....................................  United States        194,800       17,264,150
First Union Corp. ..........................................  United States        137,780       17,045,668
Fleet Financial Group Inc. .................................  United States         51,400        4,291,900
Fokus Bank AS...............................................      Norway         1,000,000        7,753,958
*Fokus Bank AS, rts.........................................      Norway         1,000,000           14,335
GBC Bancorp.................................................  United States         75,000        1,987,500
*Golden State Bancorp Inc., wts.............................  United States        790,000        4,196,875
Jeffbanks Inc. .............................................  United States        111,700        5,487,263
*Kookmin Bank...............................................  Korea (South)      2,375,337        8,823,173
Long Island Commercial Bank.................................  United States         87,000        1,381,125
M & T Bank Corp. ...........................................  United States         12,000        6,648,000
Mercantile Bancorporation Inc. .............................  United States        120,000        6,045,000
Mercantile Bankshares Corp. ................................  United States        330,100       11,491,606
Merita Ltd., A..............................................     Finland           475,500        3,137,384
PNC Bank Corp. .............................................  United States        156,500        8,421,656
+Professional Bancorp, Inc. ................................  United States        155,616        2,908,074
*Regency Bancorp............................................  United States        100,000        1,254,375
*Regency Bancorp, wts.......................................  United States         10,000           25,438
Royal Bank of Canada........................................      Canada            92,200        5,548,740
+*State National Bancshares Inc. ...........................  United States        285,714        3,999,996
Unibanco Uniao de Bancos Brasileiros SA, GDR................      Brazil           194,100        5,725,950
Unionbancorp Inc. ..........................................  United States        207,800        3,844,300
*United Security Bancorporation.............................  United States        102,850        2,211,275
UST Corp., Inc. ............................................  United States        287,300        7,613,450
Vermont Financial Services Corp. ...........................  United States        448,400       12,302,975
Warren Bancorp Inc. ........................................  United States        361,000        4,783,250
Western Bancorp.............................................  United States        473,621       19,980,886
                                                                                               ------------
                                                                                                242,020,577
                                                                                               ------------
BUSINESS & PUBLIC SERVICES .9%
Suez Lyonnaise des Eaux SA..................................      France            32,916        5,417,039
                                                                                               ------------


                                                                              11

PAGE


MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
DATA PROCESSING & REPRODUCTION .2%
*National Processing Inc. ..................................  United States         96,600     $  1,032,413
                                                                                               ------------
FINANCIAL SERVICES 31.4%
Advanta Corp., B............................................  United States        212,231        4,218,091
Associated Banc Corp. ......................................  United States         25,000          940,625
*Baker Fentress & Co. ......................................  United States         82,600        1,512,613
Banque Cantonale de Geneve..................................   Switzerland          23,020        7,277,222
Beneficial Corp. ...........................................  United States         76,200       11,672,888
Broadway Financial Corp. ...................................  United States         42,465          459,153
Citizens Bancorp Indiana....................................  United States         15,000          219,375
*Coast Federal Litigation Contingent Pymt Rts Trust, rts....  United States        322,400        4,876,300
Commercial Federal Corp. ...................................  United States        232,400        7,349,650
Commonwealth Bancorp Inc. ..................................  United States         90,400        2,073,550
Cowlitz Bancorporation......................................  United States        129,000        1,556,063
*First Alliance Corporation.................................  United States        249,900        1,749,300
First Colorado Bancorp......................................  United States          9,000          249,750
First Essex Bancorp Inc. ...................................  United States         24,800          554,900
First Virginia Banks Inc. ..................................  United States        214,100       10,945,863
Firstar Corp. ..............................................  United States        300,000       11,400,000
*Firstcity Financial Corp. .................................  United States        193,000        5,597,000
(R)+*Gateway American Bank of Florida.......................  United States        225,000          900,000
Greater Delaware Valley Savings Bank........................  United States          8,000          225,000
Greenpoint Financial Corp. .................................  United States        290,600       10,933,825
*Heller Financial Inc. .....................................  United States        184,000        5,520,000
*Hubco Inc. ................................................  United States         92,611        3,316,631
*IBS Financial Corp. .......................................  United States         49,250          935,750
Klamath First Bancorp Inc. .................................  United States        134,800        2,569,625
Laser Mortgage Management Inc. .............................  United States        212,300        2,308,763
Laurentian Bank of Canada...................................      Canada           173,100        3,719,670
London Forfaiting Co. ......................................  United Kingdom     1,000,000        4,546,668
*Long Beach Financial Corp. ................................  United States        516,000        5,676,000
MECH Financial Inc. ........................................  United States         45,800        1,328,200
National City Corp. ........................................  United States        155,000       11,005,000
*PBOC Holdings Inc. ........................................  United States        123,200        1,701,700
Peoples Bancorp Inc. .......................................  United States      1,109,899       11,098,993
Peoples Heritage Financial Group Inc. ......................  United States        225,700        5,332,163
Pioneer Group Inc. .........................................  United States         77,000        2,026,063
*Pointe Financial Corp. ....................................  United States         80,000        1,210,000
Reliance Bancorp Inc. ......................................  United States        164,100        6,287,081
(R)*SFC Acquisition Corp. ..................................  United States        550,000        5,500,000
*Sierrawest Bancorp.........................................  United Kingdom        13,800          436,425
Timberland Bancorp Inc. ....................................  United States        151,800        2,504,700
United Asset Management Corp. ..............................  United States        522,600       13,620,263


 12

PAGE


MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES (CONT.)
Webster Financial Corp. ....................................  United States        197,600     $  6,570,200
*Wilshire Financial Services Group Inc. ....................  United States         30,000          712,500
                                                                                               ------------
                                                                                                182,637,563
                                                                                               ------------
HEALTH & PERSONAL CARE 1.3%
*Vencor Inc. ...............................................  United States      1,052,000        7,627,000
                                                                                               ------------
INSURANCE 10.8%
*Allianz AG, wts. ..........................................      France            17,996          104,624
Argonaut Group Inc. ........................................  United States         31,250          988,281
Assurances Generales de France AGF..........................      France            60,000        3,394,983
Citizens Corp. .............................................  United States        139,300        4,361,831
*Companhia de Seguros Mundial Confianca SA..................     Portugal          141,650        3,765,166
Guardian Royal Exchange Plc. ...............................  United Kingdom     1,773,714       10,446,844
Pohjola Insurance Co. Ltd. .................................     Finland            51,800        2,568,072
Royal & Sun Alliance Insurance Group Plc. ..................  United Kingdom       825,000        8,534,388
Sampo Insurance Co. Ltd., A.................................     Finland           359,000       17,012,823
St. Paul Co. Inc. ..........................................  United States        180,850        7,607,003
Topdanmark AS...............................................     Denmark            12,000        1,990,426
Union Assurances Federales SA...............................      France            15,194        2,394,952
                                                                                               ------------
                                                                                                 63,169,393
                                                                                               ------------
U.S. REGIONAL BANKS 1.6%
Westamerica Bancorp.........................................  United States        282,800        9,084,946
                                                                                               ------------
TOTAL COMMON STOCKS (COST $486,568,544).....................                                    510,988,931
                                                                                               ------------


                                                                                PRINCIPAL
                                                                                 AMOUNT**
                                                                               -----------
BONDS 1.0%
Local Financial, 11.00%, 9/05/04............................  United States    $   750,000          821,250
Matrix Capital Corp., 11.50%, 9/30/04.......................  United States      3,200,000        3,497,600
(R)Source Capital Corporation, 7.50%, 3/01/08...............  United States      1,400,000        1,436,568
                                                                                               ------------
                                                                                                  5,755,418
TOTAL BONDS (COST $5,320,000)...............................                                   ------------

BONDS & NOTES IN REORGANIZATION .6%
Mercury Finance Co., Bank Claim, MTN, 7.42%, 6/29/00........  United States        151,528          146,982
Mercury Finance Co., Commercial Paper:
  2/11/97...................................................  United States      1,015,351          984,891
  2/18/97...................................................  United States      2,467,612        2,393,584
                                                                                               ------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $3,182,268).....                                      3,525,457
                                                                                               ------------

                                                                              13

PAGE


MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                 COUNTRY        AMOUNT**          VALUE
-----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS 5.6%
Fannie Mae, 5.23% to 5.46%, with maturities to 3/29/99......  United States    $22,510,000     $ 21,966,401
Federal Home Loan Bank, 5.28%, with maturities to 2/23/99...  United States      4,685,000        4,517,901
Federal Home Loan Mortgage Corp., 5.30% to 5.41%, with
  maturities to 12/03/98....................................  United States      6,000,000        5,900,575
                                                                                               ------------

TOTAL SHORT TERM INVESTMENTS (COST $32,394,742).............                                     32,384,877
                                                                                               ------------
TOTAL INVESTMENTS (COST $527,465,554) 94.9%.................                                    552,654,683
NET EQUITY IN FORWARD CONTRACTS .2%.........................                                      1,197,174
OTHER ASSETS, LESS LIABILITIES 4.9%.........................                                     28,640,799
                                                                                               ------------
TOTAL NET ASSETS 100.0%.....................................                                   $582,492,656
                                                                                               ============

*Non-income producing.
**Securities traded in U.S. dollars.
(R)Restricted securities (see note 6).
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at June 30, 1998 were $7,808,070.


                       See Notes to Financial Statements.

 14

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $519,899,634)..................    $544,846,613
  Non controlled affiliates (cost $7,565,920)...............       7,808,070    $552,654,683
                                                                ------------
 Cash.......................................................                      24,475,145
 Receivables:
  Investment securities sold................................                      11,671,035
  Capital shares sold.......................................                       2,817,650
  Dividends and interest....................................                       1,521,404
  From affiliates...........................................                         283,119
 Unrealized gain on forward exchange contracts (Note 7).....                       1,879,606
                                                                                ------------
      Total assets..........................................                     595,302,642
                                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................                      10,485,224
  Capital shares redeemed...................................                         457,007
  To affiliates.............................................                         849,935
 Unrealized loss on forward exchange contracts (Note 7).....                         682,432
 Accrued liabilities........................................                         335,388
                                                                                ------------
      Total liabilities.....................................                      12,809,986
                                                                                ------------
Net assets, at value........................................                    $582,492,656
                                                                                ============
Net assets consist of:
 Undistributed net investment income........................                    $  3,783,025
 Net unrealized appreciation................................                      26,386,303
 Accumulated net realized gain..............................                      38,960,394
 Capital shares.............................................                     513,362,934
                                                                                ------------
Net assets, at value........................................                    $582,492,656
                                                                                ============

CLASS Z:
 Net asset value and maximum offering price per share
  ($257,226,032 / 17,992,300 shares outstanding)............                              $14.30
                                                                                 ===============
CLASS I:
 Net asset value per share ($192,978,525 / 13,501,027 shares
  outstanding)..............................................                              $14.29
                                                                                  ==============
 Maximum offering price per share ($14.29 / 95.50%).........                              $14.96
                                                                                  ==============
CLASS II:
 Net asset value per share ($132,288,099 / 9,299,690 shares
  outstanding)*.............................................                              $14.23
                                                                                  ==============
 Maximum offering price per share ($14.23 / 99.00%).........                              $14.37
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See Notes to Financial Statements.
                                                                              15

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $299,958)
 Dividends..................................................    $ 4,536,458
 Interest...................................................      2,086,969
                                                                -----------
      Total investment income...............................                      $ 6,623,427
                                                                                  -----------
Expenses:
 Management fees (Note 3)...................................      1,808,764
 Administrative fees (Note 3)...............................        174,000
 Distribution fees (Note 3)
   Class I..................................................        248,763
   Class II.................................................        430,807
 Transfer agent fees (Note 3)...............................        307,000
 Custodian fees.............................................         54,814
 Reports to shareholders....................................         66,853
 Registration and filing fees...............................        116,700
 Professional fees..........................................         22,300
 Directors' fees and expenses...............................          2,100
                                                                -----------
      Total expenses........................................                        3,232,101
      Expenses waived/paid by affiliate (Note 3)............                         (283,120)
                                                                                  -----------
          Net expenses......................................                        2,948,981
                                                                                  -----------
            Net investment income...........................                        3,674,446
                                                                                  -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     35,073,810
  Foreign currency transactions.............................        383,227
                                                                -----------
     Net realized gain......................................                       35,457,037
 Net unrealized appreciation (depreciation) on:
  Investments...............................................      9,658,708
  Translation of assets and liabilities denominated in
    foreign currencies......................................       (135,621)
                                                                -----------
     Net unrealized appreciation............................                        9,523,087
                                                                                  -----------
Net realized and unrealized gain............................                       44,980,124
                                                                                  -----------
Net increase in net assets resulting from operations........                      $48,654,570
                                                                                  ===========

                       See Notes to Financial Statements.
 16

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1998         PERIOD ENDED
                                                                 (UNAUDITED)       DECEMBER 31, 1997+
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  3,674,446          $    586,662
  Net realized gain from investments and foreign currency
   transactions.............................................      35,457,037             5,249,927
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................       9,523,087            16,863,216
                                                                -------------------------------------
    Net increase in net assets resulting from operations....      48,654,570            22,699,805
 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................              --              (312,463)
   Class I..................................................              --              (127,466)
   Class II.................................................              --               (17,029)
  Net realized gains:
   Class Z..................................................              --              (937,387)
   Class I..................................................              --              (541,128)
   Class II.................................................              --              (289,180)
 Capital share transactions (Note 2):
   Class Z..................................................      93,624,273           124,473,660
   Class I..................................................     100,761,071            72,594,863
   Class II.................................................      81,647,246            40,261,821
                                                                -------------------------------------
    Net increase in net assets..............................     324,687,160           257,805,496
Net assets:
 Beginning of period........................................     257,805,496                    --
                                                                -------------------------------------
 End of period..............................................    $582,492,656          $257,805,496
                                                                =====================================
Undistributed net investment income included in net assets:
 End of period..............................................    $  3,783,025          $    108,579
                                                                =====================================

+For the period August 19, 1997 (commencement of operations) to December 31,
1997.

                       See Notes to Financial Statements.
                                                                              17

PAGE

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in financial services industries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 18

PAGE


MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
(CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must also maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class Z, Class I and Class II shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

                                                                              19

PAGE


MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)

At June 30, 1998, there were 400 million shares authorized ($0.001 par value) of which 200 million, 100 million, and 100 million were designated as Class Z, Class I, and Class II shares, respectively. Transactions in the Fund's shares were as follows:

                                                                SIX MONTHS ENDED                      PERIOD ENDED
                                                                  JUNE 30, 1998                    DECEMBER 31, 1997*
                                                           --------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES         AMOUNT
                                                           --------------------------------------------------------------
CLASS Z:
Shares sold..............................................   11,940,405    $165,010,507         12,843,692    $144,526,424
Shares issued on reinvestment of distributions...........           --              --             99,632       1,204,770
Shares redeemed..........................................   (5,062,770)    (71,386,234)        (1,828,659)    (21,257,534)
                                                           --------------------------------------------------------------
Net increase.............................................    6,877,635    $ 93,624,273         11,114,665    $124,473,660
                                                           ==============================================================

                                                                SIX MONTHS ENDED                      PERIOD ENDED
                                                                  JUNE 30, 1998                    DECEMBER 31, 1997*
                                                           --------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES         AMOUNT
                                                           --------------------------------------------------------------
CLASS I:
Shares sold..............................................   11,284,974    $158,056,042          7,251,035    $ 82,848,856
Shares issued on reinvestment of distributions...........           --              --             49,165         593,254
Shares redeemed..........................................   (4,160,295)    (57,294,971)          (923,852)    (10,847,247)
                                                           --------------------------------------------------------------
Net increase.............................................    7,124,679    $100,761,071          6,376,348    $ 72,594,863
                                                           ==============================================================

                                                                SIX MONTHS ENDED                      PERIOD ENDED
                                                                  JUNE 30, 1998                    DECEMBER 31, 1997*
                                                           --------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES         AMOUNT
                                                           --------------------------------------------------------------
CLASS II:
Shares sold..............................................    6,203,291    $ 87,593,149          3,598,172    $ 41,112,595
Shares issued on reinvestment of distributions...........           --              --             23,523         283,691
Shares redeemed..........................................     (427,852)     (5,945,903)           (97,444)     (1,134,465)
                                                           --------------------------------------------------------------
Net increase.............................................    5,775,439    $ 81,647,246          3,524,251    $ 40,261,821
                                                           ==============================================================

*Commencement of sales was August 19, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Franklin Mutual agreed in advance to reduce fees to the extent necessary to limit total expenses to an

 20

PAGE


MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
annual rate of 1.00%, 1.35% and 2.00% of the average daily net assets of Class Z, Class I and Class II shares, respectively, through August 19, 1999.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million up to and including $700 million
0.10%         Over $700 million up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to .35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $247,854 and $27,580, respectively.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown on the Statement of Investments.
At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 44,735,504
Unrealized depreciation.....................................   (19,546,375)
                                                              ------------
Net unrealized appreciation.................................  $ 25,189,129
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1998 aggregated $495,956,035 and $236,797,875 respectively.

                                                                              21

PAGE


MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 1998 are as follows:

NUMBER OF SHARES OR                                                                   ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                  DATE          VALUE
---------------------------------------------------------------------------------------------------------------
       225,000        Gateway American Bank of Florida............................      5/04/98      $  900,000
       550,000        SFC Acquisition Corp........................................      3/27/98       5,500,000
    $1,400,000        Source Capital Corporation, 7.50%, 3/01/08..................      2/11/98       1,436,568
                                                                                                     ----------
TOTAL RESTRICTED SECURITIES (COST $7,565,920) (1.34% OF NET ASSETS)...............                   $7,836,568
                                                                                                     ==========


7. FINANCIAL INSTRUMENTS

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and the foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of June 30, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                     IN        SETTLEMENT         UNREALIZED
                                                                                EXCHANGE FOR      DATE            GAIN/(LOSS)
                           CONTRACTS TO BUY:                                    ---------------------------------------------
------------------------------------------------------------------------
      1,001,114  Danish krone...........................................  U.S.  $ 6,872,045    10/27/98     U.S.  $    3,507
      4,563,878  Norwegian krone........................................            593,405     9/10/98                2,302
     13,500,000  Swedish krona..........................................          1,676,123    11/16/98               26,489
                                                                                -----------                       ----------
                                                                          U.S.  $ 9,141,573                           32,298
                                                                                ===========                       ----------

 22

PAGE


MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

7. FINANCIAL INSTRUMENTS (CONT.)

                                                                                     IN        SETTLEMENT         UNREALIZED
                                                                                EXCHANGE FOR      DATE            GAIN/(LOSS)
                           CONTRACTS TO SELL:                                   ---------------------------------------------
------------------------------------------------------------------------
      5,673,978  Australian dollars.....................................  U.S.  $ 3,737,166     10/6/98     U.S.  $  219,172
      2,344,983  British pounds.........................................          3,899,707    10/15/98               10,955
     12,481,831  Canadian dollars.......................................          8,757,613     7/31/98              263,680
        300,000  Canadian dollars.......................................            206,897    11/30/98                2,354
     85,197,034  Danish krone...........................................         12,520,791    10/27/98               65,877
     64,582,531  Finnish marka..........................................         11,862,952      9/3/98               48,372
     48,532,605  French francs..........................................          8,086,055     7/17/98               50,169
     24,234,244  French francs..........................................          4,041,841     8/28/98               18,997
      4,000,000  French francs..........................................            677,966    11/18/98               10,882
     26,157,100  French francs..........................................          4,433,407    12/11/98               65,428
    920,046,201  Japanese yen...........................................          6,853,768    12/21/98               49,384
    103,500,324  Norwegian krone........................................         13,873,499     9/10/98              363,964
     22,127,675  Swedish krona..........................................          2,897,810    11/16/98              107,081
     24,183,247  Swiss francs...........................................         16,672,960    12/10/98              462,116
                                                                                -----------                       ----------
                                                                          U.S.  $98,522,432                        1,738,431
                                                                                ===========
      Net unrealized gain on offsetting forward exchange contracts......                                             108,877
                                                                                                                 ----------
        Unrealized gain on forward exchange contracts...................                                           1,879,606
                                                                                                                  ----------

                           CONTRACTS TO BUY:
------------------------------------------------------------------------
     37,303,693  Norwegian krone........................................  U.S.  $ 5,011,002     9/10/98             (141,881)
      4,019,236  Swedish krona..........................................            510,172    11/16/98               (3,268)
      1,645,851  Swiss francs...........................................          1,122,298    12/10/98              (19,029)
                                                                                -----------                       ----------
                                                                          U.S.  $ 6,643,472                         (164,178)
                                                                                ===========                       ----------

                               CONTRACTS TO SELL:
------------------------------------------------------------------------
      5,581,556  British pounds.........................................  U.S.  $ 9,071,323     7/20/98             (231,063)
      3,061,304  British pounds.........................................          4,973,395     8/17/98             (120,611)
      3,212,374  British pounds.........................................          5,265,081    11/18/98              (51,565)
     43,260,668  Finnish marka..........................................          7,875,875      9/3/98              (38,133)
     15,354,235  French francs..........................................          2,525,000     8/28/98              (23,777)
 29,362,974,515  Italian lira...........................................         16,635,304      4/2/99              (33,714)
    686,200,000  Portuguese escudo......................................          3,707,185     9/17/98              (19,391)
                                                                                -----------                       ----------
                                                                          U.S.  $50,053,163                         (518,254)
                                                                                ===========                       ----------
        Unrealized loss on forward exchange contracts...................                                            (682,432)
                                                                                                                  ----------
          Net unrealized gain on forward exchange contracts.............                                    U.S.  $1,197,174
                                                                                                                  ==========

                                                                              23

PAGE

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PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund


GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.


                                                                           07/98

PAGE


BOARD OF DIRECTORS
Michael F. Price (Chairman)
Peter A. Langerman
Edward I. Altman
Ann Torre Grant
Andrew H. Hines, Jr.
William J. Lippman
Bruce A. MacPherson
Fred R. Millsaps
Leonard Rubin
Vaughn R. Sturtevant, M.D.
Robert E. Wade

INVESTMENT MANAGER
Franklin Mutual Advisers, Inc.
51 John F. Kennedy Parkway
Short Hills, NJ 07078

SHAREHOLDER SERVICES
1-800-632-2301 - (Class I & II)
1-800-448-FUND - (Class Z)

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the prospectus of the Mutual Financial Services Fund, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


479 ZS98 08/98                   [RECYCLE LOGO] Printed on recycled paper